SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 17, 1996


                           INDUSTRIAL BANCORP, INC.
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            (Exact name of registrant as specified in its charter)


                                     OHIO
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                (State or other jurisdiction of incorporation)



            0-26248                               31-1800830
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     (Commission File No.)                  (IRS Employer I.D. No.)



             211 North Sandusky Street, Bellevue, Ohio      44811
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              (Address of principal executive offices)    (Zip Code)



                                (419) 483-3375
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             (Registrant's telephone number, including area code)





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Item 1.     Changes in Control of Registrant.
            Not applicable.

Item 2.     Acquisition or Disposition of Assets.
            Not applicable.

Item 3.     Bankruptcy or Receivership.
            Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant.
            Not applicable.

Item 5.     Other Events.

     On September 17, 1996, the Board of Directors of Industrial Bancorp, Inc. (the "Registrant") declared a quarterly cash dividend of $.10 per share. The quarterly dividend is to be paid November 6, 1996, to all shareholders of record as of October 23, 1996. The Board of Directors also announced the Registrant's plan to repurchase up to 5% of it's outstanding common shares over the next 12 months, subject to approval by the Office of Thrift Supervision.

Item 6.     Resignations of Registrant's Directors.
            Not applicable.

Item 7.     Financial Statements and Exhibits.
            Exhibit 99.1  Press Release



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    INDUSTRIAL BANCORP, INC.



                                    By:  David M. Windau, President


Date:  September 20, 1996


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